Long Term Debt	12 Months Ended
Mar. 01, 2014
Debt Disclosure [Abstract]
Long-term Debt
LONG-TERM DEBT

Convertible Debentures
In November 2013, the Purchasers invested in the Company through a $1.0 billion private placement of Debentures, with an option to purchase an additional $250 million principal amount of Debentures. On January 16, 2014, Fairfax exercised the option to invest the $250 million in principal amount.
Interest on the Debentures is payable quarterly in arrears at a rate of 6% per annum.  The Debentures have a term of seven years and each $1,000 of Debentures are convertible at any time into 100 common shares of the Company, for a total of 125 million common shares at a price of $10.00 per share for all Debentures, subject to adjustments.
The Company has the option to redeem the Debentures after November 13, 2016 at specified redemption prices in specified periods.  Covenants associated with the Debentures include limitations on the Company’s total indebtedness.
Under specified events of default, the outstanding principal and any accrued interest on the Debentures become immediately due and payable upon request of one quarter of the Debenture holders. During an event of default the interest rate rises to 10% per annum.
The Debentures are subject to a change of control provision whereby the Company would be required to make an offer to repurchase the Debentures at 115% of par value if a person or group (not affiliated with Fairfax Financial Holdings Limited) acquires 35% of the Company’s outstanding common shares, acquires all or substantially all of its assets, or if the Company merges with another entity and the Company’s existing shareholders hold less than 50% of the common shares of the surviving entity.
Due to the possible volatility through the Company’s statements of operations resulting from fluctuation in the fair value of the embedded conversion option as well as the number of other embedded derivatives within the Debentures, the Company has elected to record the Debentures, including the debt itself and all embedded derivatives, at fair value and present the Debentures as a hybrid financial instrument. No portion of the fair value of the Debentures has been recorded as equity nor would be if each component was freestanding. As of March 1, 2014, the fair value of the Company's convertible debt was $1.6 billion. The difference between the fair value of the Debentures and the unpaid principal balance of $1.3 billion is $377 million.  For additional information about the fair value measurement of the Debentures, see Note 4.
The Company recorded a non-cash charge associated with the change in the fair value of the Debentures of $377 millon in fiscal 2014.  This charge is presented on a separate line in the Company’s statements of operations. The fair value adjustment charge does not impact the key terms of the Debentures such as the face value, the redemption features or the conversion price.
The Company recorded interest expense related to the Debentures of $21 million, which has been included in investment income (loss) in the statements of operations in fiscal 2014. The Company is required to make quarterly interest-only payments of approximately $19 million per year during the seven years. Fairfax, a related party, owns $500 million principal amount of Debentures and receives interest at the same rate as other debenture holders.
In the course of issuing these Debentures, the Company incurred costs of $42 million. As the Company has elected the fair value option for the recording of the Debentures, these costs have been fully expensed in the period in which they were incurred and are recorded in selling, marketing and administration expenses in the statement of operations.